                                                                       EXECUTIVE


                        BEASLEY MEZZANINE HOLDINGS LLC

                                FIRST AMENDMENT
                              TO CREDIT AGREEMENT


          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of August 13, 2001 and entered into by and among Beasley Mezzanine Holdings LLC ("Borrower"), the financial institutions listed on the signature pages hereof ("Lenders"), the Credit Support Parties (as defined in the Section 4 below) and Bank of Montreal, Chicago Branch, as administrative agent for Lenders (in such capacity, "Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of August 31, 2000, by and among Borrower, Lenders, the Agents named therein and Administrative Agent (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, the Credit Support Parties and the Lenders desire to amend and modify the Credit Agreement as set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT AND CERTAIN AGREEMENTS

          1.1  Amendments to Section 1:  Provisions Relating to Defined Terms
               --------------------------------------------------------------

          A. Additional Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following additional definitions, which shall be inserted in proper alphabetical order:

          "First Amendment" means the First Amendment to this Agreement dated as of August 13, 2001.

          "First Amendment Effective Date" has the meaning set forth in the First Amendment.

          "Leverage Reduction Date" means the first date, after the First Amendment Effective Date, on which Borrower demonstrates a Consolidated Total Debt Ratio of 6.25:1.00 or less; provided that it is agreed that
                                            --------
     Borrower may achieve such compliance through the utilization of the Marlins Addback, the repayment of Consolidated Total Debt with the proceeds of capital contributions, Permitted Equity Financings, or permitted Asset Sales and/or any other debt reduction transaction or increase to Consolidated Operating Cash Flow permitted by this Agreement.

          "Marlins Addback" shall mean, as of any date of determination, an amount (if positive) equal to the difference for the most recently concluded four (4) consecutive Fiscal Quarter period between (i) all amounts expensed by Borrower and its Subsidiaries with respect to any broadcast contracts or other arrangements with the Florida Marlins baseball team and related entities (excluding the Florida Panthers and the Miami Dolphins) minus (ii) all income amounts received by the Borrower and its
               -----
     Subsidiaries with respect to such broadcast contracts and arrangements; provided that the Marlins Addback and all components thereof shall be
     --------
     calculated consistent with past practice in accordance with GAAP and, in any event, shall not exceed $3,000,000 at any time; provided further that
                                                         -------- -------
     Marlins Addback shall be deemed to be zero (0) and shall be of no further force and effect on and after the Marlins Addback Termination Date.

          "Marlins Addback Period" means the period commencing on (i) the first date of any financial reporting period ending on or after June 30, 2001, that Borrower elects to include the Marlins Addback as provided in the definition of Consolidated Operating Cash Flow for such financial reporting period and ending on the date (the "Marlins Addback Termination Date") which is the earlier of (i) the date of delivery of any Compliance Certificate pursuant to this Agreement with respect to which Borrower elects not to include the Marlins Addback as provided in the definition of Consolidated Operating Cash Flow and (ii) September 30, 2002.

          "Marlins Addback Termination Date" has the meaning set forth in the definition of Marlins Addback Period.

          "Permitted Equity Financings" means the issuance of unsecured subordinated Indebtedness (including, without limitation, convertible debt) and/or preferred equity of Holdings (or a newly created wholly-owned Subsidiary of Holdings, which Subsidiary may hold capital stock of Borrower, any such newly created Subsidiary being referred to herein as "NewHoldco") in an aggregate combined principal amount not to exceed $75,000,000, the Net Securities Proceeds of which are contributed as common equity to Borrower and are applied by Borrower as required by subsection 2.4B(iii)(b) and the First Amendment to prepay Loans; provided that
                                                           --------
     Borrower and its Subsidiaries shall not have any obligations or liabilities under or in respect of any such Permitted Equity Financing and all such Permitted Equity Financing shall be issued pursuant to documentation containing rates, maturities, amortizations, covenants, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to Administrative Agent; provided further, that (i)
                                                      -------- -------
     in the event Holdings elects to create NewHoldco for the purpose of issuing all or any portion of such Permitted Equity Financings, NewHoldco shall be created pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent and (ii) Holdings, NewHoldco, Borrower and the other Credit Parties shall enter into such amendments and modifications of this Agreement and the other Loan Documents as Administrative Agent shall reasonably request to reflect issuance of the Permitted Equity Financings, the existence of NewHoldco and preserve and maintain the rights and remedies of Administrative Agent and Lenders (including, without limitation, preserving and maintaining the pledge of capital stock of Borrower pursuant to the Collateral Documents) in full force and effect as contemplated by this Agreement and the other Loan Documents prior to such issuance of Preferred Equity Securities or the creation of NewHoldco, as the case may be.

          B. Revised Definitions. Subsection 1.1 of the Credit Agreement is hereby further amended by revising the following definitions:

          (i) The definition of "Change of Control" is hereby amended by restating clause (i) thereof as follows:

                 "(i) (a) Holdings ceasing for any reason to beneficially own and control (y) 100% of all equity interests of NewHoldco, to the extent NewHoldco is created and (z) (together with NewHoldco to the extent NewHoldco is created) 100% of the membership interests of Borrower or (b) any Credit Party ceasing for any reason (other than a transfer or an equity issuance permitted hereunder) to beneficially own and control at least 99.75% of the issued and outstanding shares of capital stock, partnership interests or other equity interests of its Subsidiaries;"

          (ii) The definition of "Consolidated Fixed Charges" is hereby amended by (a) deleting the parenthetical contained in clause (e) of such definition and (b) adding the following new clause (g) to the end thereof:

                 "plus (g), without duplication, Restricted Junior Payments made pursuant to subsection 7.5"

          (iii)  The definition of "Consolidated Operating Cash Flow" is hereby amended by:

                 (a) restating clause (a)(i) in the first sentence thereof as follows:

                       "(i)   unusual, extraordinary or otherwise non-operating
                 income, gains and losses, if any, for such period (other than for periods ending on or prior to June 30, 2001 to the extent previously included in the calculation of Consolidated Operating Cash Flow) and"

                 (b) adding the following new clause (xi) to the first sentence thereof as follows:

                       "(xi)  expenses related to the format change of WPTP-FM
                 that occurred in November 2000 in an aggregate amount not to exceed $1,545,547"

                (c) adding the following proviso to the end the first sentence thereof as follows:

               "provided, however, that during the Marlins Addback Period
                --------  -------
          Borrower shall be permitted at its election (such election to be evidenced by delivery of the first Compliance Certificate delivered hereunder utilizing such Marlins Addback) to use the Marlins Addback to increase (without duplication) the calculation of Consolidated Operating Cash Flow solely for purposes of calculating the Consolidated Total Debt Ratio for all purposes hereunder (but not for purposes of calculating compliance with any other financial covenant hereunder)"

          (iv) The definition of "Subordinated Indebtedness" is hereby restated as follows:

               "Subordinated Indebtedness" means, collectively, any obligation to pay principal, interest, premiums, penalty, fees, expenses, indemnities or any other charge under or in respect of any Indebtedness (including without limitation, convertible debt) or other obligations of Borrower or its Subsidiaries contractually subordinated in right of payment to the Obligations pursuant to documentation containing rates, maturities, amortizations, covenants, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to Requisite Lenders.

          1.2  Amendments to Section 2: Amounts and Terms of Commitments and
               -------------------------------------------------------------
               Loans
               -----

          Interest on the Loans. Subsection 2.2A of the Credit Agreement is hereby amended by adding the following sentence to the end thereof as follows:



               "Anything to the contrary in this Agreement notwithstanding, (i) during the period from the First Amendment Effective Date until three Business Days after the date of delivery of the Compliance Certificate required hereunder for the Fiscal Quarter ended September 30, 2001, the Applicable Margin shall be the highest amount set forth above plus 0.50%
                                                                   ----
     and (ii) without duplication of, or addition to, the increase set forth in the preceding clause (i), during any Marlins Addback Period each of the Applicable Margins set forth above shall be increased by 0.50%."

          1.3  Amendments to Section 6:  Borrower's Affirmative Covenants
               ----------------------------------------------------------

          Clause (b) of subsection 6.1(i) of the Credit Agreement is hereby amended by adding the following clause after the parenthetical stating "(including combining cash flow information for each Station)":

               "setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year,".

          1.4  Amendments to Section 7:  Borrower's Negative Covenants
               -------------------------------------------------------

          A. Indebtedness.

          (i) Subsection 7.1(vi) of the Credit Agreement is hereby amended by deleting the reference to "$100,000,000" set forth therein and substituting "$150,000,000" therefor.

          (ii) A new subsection 7.1(viii) is hereby added to subsection 7.1 as follows:

                "(viii) Holdings and NewHoldco may become and remain liable with respect to Permitted Equity Financings."

          B. Investments; Joint Ventures. Subsection 7.3(viii) of the Credit Agreement is hereby amended by adding the following proviso at the end of clause
(b) thereof:

               "provided, that during the Marlins Addback Period, Borrower and
                --------
     its Subsidiaries shall not be permitted to make any of the foregoing Investments in Cash and the aggregate amount of non-Cash Investments made during such Marlins Addback Period shall not exceed $5,000,000;"

          C. Restricted Junior Payments.

          (i) Subsection 7.5 of the Credit Agreement is hereby amended in its entirety as follows:

               "7.5  Restricted Junior Payments.
                     --------------------------

               The Credit Parties shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that
     (i) Borrower may make distributions to Holdings or NewHoldco for tax obligations incurred by Holdings or NewHoldco as a result of the capital structure of Holdings, NewHoldco and the Credit Parties or the operations or business of the Borrower and its Subsidiaries including the pass-through of income to Holdings or NewHoldco from the Credit Parties or as a result of the disposition by Holdings or NewHoldco of any interest in a Credit Party (including without limitation, capital gains taxes); (ii) as long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom: (a) as long as no Marlins Addback Period has occurred and is continuing or would result therefrom Borrower may make Cash distributions to Holdings or NewHoldco for the repurchase by Holdings pursuant to open market transactions in compliance with all applicable laws of publicly owned Equity Securities of Holdings' in an aggregate cumulative amount since the Closing Date not to exceed $25,000,000; (b) Borrower may make Cash advances (any such advance by Borrower or direct payment by Borrower or any of its Subsidiaries in lieu of making such advance, being a "Holdings Advance") to Holdings or NewHoldco in an amount sufficient to enable

     Holdings to pay reasonable and customary fees, costs and expenses incurred by Holdings (and not payable to Affiliates of Holdings) in connection with the public issuance of Securities of Holdings (provided that each such
                                                    --------
     Holdings Advance is evidenced by a promissory note (which may consist of one master note that covers all Holding Advances from time to time) payable on demand by Borrower) and (c) Borrower may pay dividends to Holdings or NewHoldco to permit Holdings or NewHoldco to pay interest, dividends or other coupon in respect of Permitted Equity Financings in an aggregate amount not to exceed the corresponding amount of interest, dividends or other coupon then due and payable in accordance with the terms (without giving effect to any default, optional condition or other contingency) of such Permitted Equity Financings."

          D. Minimum Interest Coverage Ratio.

          (i) Subsection 7.6A of the Credit Agreement is hereby amended in its entirety as follows:

               "A. Minimum Interest Coverage Ratio. Borrower shall not permit the ratio of (i) Consolidated Operating Cash Flow to (ii) Consolidated Cash Interest Expense for any four consecutive Fiscal Quarter period ending as of the last day of any Fiscal Quarter of Borrower during any of the periods set forth below to be less than the correlative ratio indicated:

       -----------------------------------------------------------------
                       Periods                          Minimum Interest
                                                            Coverage
                                                              Ratio
       -----------------------------------------------------------------
       Closing Date - September 30, 2001                    1.75:1.00
       -----------------------------------------------------------------
       October 1, 2001 - March 31, 2002                     1.50:1.00
       -----------------------------------------------------------------
       April 1, 2002 - September 30, 2002                   1.75:1.00
       -----------------------------------------------------------------
       October 1, 2002 and thereafter                       2.00:1.00
       -----------------------------------------------------------------
                                                                        "
          E. Maximum Consolidated Total Debt Ratio.

          (i) Subsection 7.6C of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:
     "

         -------------------------------------------------------------
                   Periods                              Maximum
                                                   Consolidated Total
                                                       Debt Ratio
         -------------------------------------------------------------
          Closing Date - March 31, 2001                 6.75:1.00
         -------------------------------------------------------------
          April 1, 2001 - June 30, 2001                 6:50:1.00
         -------------------------------------------------------------
          July 1, 2001 - March 30, 2002                 7.00:1.00
         -------------------------------------------------------------
          March 31, 2002                                6.25:1.00
         -------------------------------------------------------------
          April 1, 2002- December 31, 2002              6.00:1.00
         -------------------------------------------------------------
          January 1, 2003 - December 31, 2003           5.50:1.00
         -------------------------------------------------------------
          January 1, 2004 - December 31, 2004           5.00:1.00
         -------------------------------------------------------------
          January 1, 2005 - December 31, 2005           4.50:1.00
         -------------------------------------------------------------
          January 1, 2006 and thereafter                4.00:1.00
         -------------------------------------------------------------

; provided, that anything in the table set forth above to the contrary notwithstanding, for the period commencing on the Leverage Reduction Date through March 31, 2002, the required maximum Consolidated Total Debt Ratio shall be 6.25:1.00 and thereafter shall be as set forth in the table above."

               F. Restrictions on Fundamental Changes; Asset Sales and Acquisitions.

               Subsection 7.7(iv) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

               "; provided that in the event Borrower and its Subsidiaries use
                  --------
     the proceeds of any Loans to enable the consummation of any such Permitted Acquisition or LMA, in addition to the requirements set forth above, Borrower shall demonstrate to Administrative Agent's reasonable satisfaction, that the Consolidated Total Debt Ratio is less than 6.25:1.00 (or, if less, the then-applicable ratio set forth in Section 7.6C with respect to the end of the Fiscal Quarter in which such consummation occurs) both before and after giving effect to such transaction."

               1.5  Modification Regarding Application of Net Proceeds.
                    --------------------------------------------------

               Anything in the Credit Agreement to the contrary notwithstanding, during any Marlins Addback Period, 100% of all Net Cash Proceeds of Asset Sales and 100% of all Net Securities Proceeds received by any Obligor shall be immediately applied to prepay Revolving Loans (but not reduce the Revolving Loan Commitments) and any excess after such application shall be applied to prepay the Term Loans to the full extent thereof; provided that Borrower may, at its
                                           --------
option, elect pursuant to its prepayment notice under the Credit Agreement, to apply all or a portion of any such required prepayment to the prepayment of the Term Loans prior to such application to the Revolving Loans.

     Section 2.  CONDITIONS TO EFFECTIVENESS

     Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date") on or before August 31, 2001:

     A. Financial Information. Administrative Agent shall have received (i) financial projections demonstrating the Borrower's compliance with all covenants through the Stated Maturity Date and (ii) consolidated unaudited balance sheet and income and cash flow statements for the Borrower and its Subsidiaries for the six month period ending on June 30, 2001, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, and (iii) a pro forma Compliance Certificate giving effect to this First Amendment, all of the foregoing to be in form and substance satisfactory to Administrative Agent.

     B. Amendment Fee. Administrative Agent shall have received, for the ratable benefit of Lenders executing a counterpart hereof on or before August 13, 2001 (the "Consenting Lenders"), an amendment fee equal to 0.30% of the sum as of such date of the aggregate Commitments of the Consenting Lenders; provided, however, that of such 0.30% amendment fee, an amount equal to 0.20% of
--------  -------
such Commitments of Consenting Lenders shall be due and payable on the First Amendment Effective Date, and the remaining 0.10% of such Commitments of Consenting Lenders shall be due and payable on November 30, 2001 if the Leverage Reduction Date shall not have occurred by such date (and the First Amendment Effective Date has occurred). All such fees (or any portion thereof) once paid shall be non-refundable.

     C. Fees and Expenses. Borrower shall have paid all other fees and expenses in connection with the Credit Agreement and this Amendment due and payable at such time including, without limitation, the fees and expenses previously billed and described in Section 5B below.

     Section 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

     A. Corporate Power and Authority. Each Credit Support Party has all requisite corporate power and authority to enter into this Amendment and each Credit Support Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") to the extent it is a party thereto.

     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Credit Agreement as amended by this Amendment (as so amended, the "Amended Agreement") have been duly authorized by all necessary corporate action on the part of each Credit Support Party to the extent it is a party thereto.

     C. No Conflict. The execution, delivery and performance by each Credit Support Party of this Amendment and the performance by Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Support Party, the Certificate or Articles of Incorporation or Bylaws or similar organizational and governing documents of any Credit Support Party or any order, judgment or decree of any court or other agency of government binding on any Credit Support Party,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Support Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Support Party (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Credit Support Party.

     D. Governmental Consents. The execution, delivery and performance by each Credit Support Party of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except for disclosure filings with the Securities and Exchange Commission.

     E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Support Party party thereto and are the legally valid and binding obligations of such Credit Support Party, enforceable against such Credit Support Party in accordance with their respective terms to the extent such Credit Support Party is a party thereto, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. Incorporation of Representations and Warranties From Credit Agreement. After giving effect to this Amendment, the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. Absence of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

     Section 4.  ACKNOWLEDGMENT AND CONSENT

     Each of Holdings, Borrower and each other Credit Party (each individually a "Credit Support Party" and collectively, the "Credit Support Parties") hereby acknowledges and agrees that each Loan Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment and the transactions contemplated hereby.

     Section 5.  MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     (iv) Any conforming grammatical, numerical or other corrections required by the modifications to the Credit Agreement and other Loan Documents (including, without limitation, the Compliance Certificate) set forth in this First Amendment shall be deemed made.

     B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

     C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Holdings, Borrower, each other Credit Party and Requisite Lenders, and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                           BEASLEY MEZZANINE HOLDINGS LLC



                                    By:   /s/ Caroline Beasley
                                       ---------------------------
                                       Name:  Caroline Beasley
                                       Title: CFO

HOLDINGS:                              BEASLEY BROADCAST GROUP, INC.



                                    By:   /s/ Caroline Beasley
                                       ---------------------------
                                       Name:  Caroline Beasley
                                       Title: CFO

OTHER CREDIT PARTIES:          BEASLEY FM ACQUISITION CORP.,



                               By:  /s/ Caroline Beasley
                                  ----------------------------
                                  Name:  Caroline Beasley
                                  Title: CFO


                               BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INC.,

                               By:  /s/ Caroline Beasley
                                  ----------------------------
                                  Name:  Caroline Beasley
                                  Title: CFO


                               BEASLEY BROADCASTING OF EASTERN  PENNSYLVANIA,
                               INC.,



                               By:  /s/ Caroline Beasley
                                  ---------------------------
                                  Name:  Caroline Beasley
                                  Title: CFO


                               BEASLEY BROADCASTING OF ARKANSAS, INC.,



                               By:  /s/ Caroline Beasley
                                  ---------------------------
                                  Name:  Caroline Beasley
                                  Title: CFO

                               W&B MEDIA, INC.,



                               By:  /s/ Caroline Beasley
                                  ----------------------------
                                  Name:  Caroline Beasley
                                  Title: CFO


                               BEASLEY BROADCASTING OF  SOUTHWEST FLORIDA, INC.,


                               By:  /s/ Caroline Beasley
                                  ----------------------------
                                  Name:  Caroline Beasley
                                  Title: CFO


                               BEASLEY BROADCASTING OF COASTAL CAROLINA, INC.,



                               By:  /s/ Caroline Beasley
                                  ----------------------------
                                  Name:  Caroline Beasley
                                  Title: CFO


                               BEASLEY-REED ACQUISITION PARTNERSHIP,

                               By: BEASLEY FM ACQUISITION CORP.,
                                   its general partner

                                   By:  /s/ Caroline Beasley
                                      ------------------------
                                      Name:  Caroline Beasley
                                      Title: CFO


                               BEASLEY RADIO, INC.,



                               By:  /s/ Caroline Beasley
                                  ---------------------------
                                  Name:  Caroline Beasley
                                  Title: CFO

                              WXTU LICENSE LIMITED PARTNERSHIP,
                              WPOW LICENSE LIMITED PARTNERSHIP,
                              WRXK LICENSE LIMITED PARTNERSHIP,
                              WEWO LICENSE LIMITED PARTNERSHIP,
                              WAZZ LICENSE LIMITED PARTNERSHIP,
                              WDAS LICENSE LIMITED PARTNERSHIP,
                              WJHM LICENSE LIMITED PARTNERSHIP,
                              WIKS LICENSE LIMITED PARTNERSHIP,
                              WMGV LICENSE LIMITED PARTNERSHIP,
                              WXNR LICENSE LIMITED PARTNERSHIP,
                              WFLB LICENSE LIMITED PARTNERSHIP,
                              DILLON LICENSE LIMITED PARTNERSHIP

                              By: BEASLEY FM ACQUISITION CORP.,
                                  the general partner of each of the foregoing

                                  By:   /s/ Caroline Beasley
                                     ---------------------------
                                     Name:  Caroline Beasley
                                     Title: CFO

                              KAAY LICENSE LIMITED PARTNERSHIP,

                              By: BEASLEY FM ACQUISITION CORP.,
                                  its general partner

                                  By:   /s/ Caroline Beasley
                                     ---------------------------
                                     Name:  Caroline Beasley
                                     Title: CFO


                              WNCT LICENSE LIMITED PARTNERSHIP,

                              By: BEASLEY BROADCASTING OF COASTAL CAROLINA,
                                  INC.,
                                  its general partner

                                  By:   /s/ Caroline Beasley
                                     ---------------------------
                                     Name:  Caroline Beasley
                                     Title: CFO

                               EASTERN NORTH CAROLINA LICENSE LIMITED
                                PARTNERSHIP,

                               By: BEASLEY BROADCASTING OF EASTERN
                                   NORTH CAROLINA, INC.,
                                   its general partner

                                    By:   /s/ Caroline Beasley
                                       ---------------------------
                                       Name:  Caroline Beasley
                                       Title: CFO


                                  WTEL LICENSE LIMITED PARTNERSHIP,

                                  By: BEASLEY BROADCASTING OF EASTERN
                                      PENNSYLVANIA, INC.,
                                      its general partner

                                      By:   /s/ Caroline Beasley
                                         ---------------------------
                                         Name:  Caroline Beasley
                                         Title: CFO


                                  WXKB LICENSE LIMITED PARTNERSHIP,

                                  By: BEASLEY BROADCASTING OF SOUTHWEST
                                      FLORIDA, INC.,
                                      its general partner

                                      By:   /s/ Caroline Beasley
                                         ---------------------------
                                         Name:  Caroline Beasley
                                         Title: CFO


                                  WSFL LICENSE LIMITED PARTNERSHIP,

                                  By: W&B MEDIA, INC.,
                                      its general partner

                                      By:   /s/ Caroline Beasley
                                         ---------------------------
                                         Name:  Caroline Beasley
                                         Title: CFO

                                WQAM LICENSE LIMITED PARTNERSHIP,

                                By: BEASLEY-REED ACQUISITION PARTNERSHIP,
                                    its general partner

                                    By: BEASLEY FM ACQUISITION CORP.,
                                        its general partner

                                        By:  /s/ Caroline Beasley
                                            --------------------------
                                           Name:  Caroline Beasley
                                           Title: CFO

LENDERS: BANK OF MONTREAL, CHICAGO BRANCH, individually and as Administrative Agent



                                     By: /s/ Sarah Kim
                                        ------------------------------
                                        Name: Sarah Kim
                                        Title: Director

                                    FLEET NATIONAL BANK

                                    By:  /s/ Garret Komjathy
                                        --------------------------
                                        Name:  Garret Komjathy
                                        Title: Director

                                    BANK OF AMERICA, N.A.


                                    By:   /s/ Steven P. Renwick
                                       ------------------------
                                       Name:  Steven P. Renwick
                                       Title: Vice President

                                    THE BANK OF NEW YORK


                                    By:   /s/ Cynthia L. Rogers
                                       -------------------------
                                       Name:  Cynthia L. Rogers
                                       Title: Vice President

                                    ING (US) CAPITAL CORP.


                                    By:   /s/ William James
                                       ----------------------
                                       Name:  William James
                                       Title: Director

                                    CREDIT SUISSE FIRST BOSTON


                                    By:   /s/ David L. Sawyer
                                       -------------------------------
                                       Name:  David L. Sawyer
                                       Title: Vice President


                                    By:   /s/ Kristin Lepri
                                       -------------------------------
                                       Name:  Kristin Lepri
                                       Title: Assistant Vice President

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:   /s/ Kurt Imerman
                                       ___________________________
                                       Name:  Kurt Imerman
                                       Title: Senior Vice President

                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION


                                    By:   /s/ Vipa Chiraprut
                                       ___________________________
                                       Name:  Vipa Chiraprut
                                       Title: Vice President

                                       COOPERATEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH


                                       By:   /s/ Douglas W. Zylstra
                                          ---------------------------
                                          Name:  Douglas W. Zylstra
                                          Title: Senior Vice President


                                       By:   /s/ James S. Cunningham
                                          ---------------------------
                                          Name:  James S. Cunningham
                                          Title: Managing Director/
                                                 Chief Risk Officer

                                       CITY NATIONAL BANK


                                       By:   /s/ Patrick M. Drum
                                       ________________________________
                                          Name:  Patrick M. Drum
                                          Title: Vice President